                                                                 EXHIBIT 3.2(b)



                                     BYLAWS

                                       OF

                   GRIFFITH MICRO SCIENCE INTERNATIONAL, INC.

                         AS AMENDED AND RESTATED AS OF

                             [ ___________ ], 1998

                               TABLE OF CONTENTS



                                                                                      PAGE
Article I -- STOCKHOLDERS...........................................................   1
      Section 1.1   Annual Meeting..................................................   1
      Section 1.2   Special Meetings................................................   1
      Section 1.3   Notice of Meetings..............................................   1
      Section 1.4   Adjournment of Meetings.........................................   2
      Section 1.5   Quorum at Meetings..............................................   2
      Section 1.6   Nominations and Business at Meetings............................   2
      Section 1.7   Organization and Conduct of Meetings............................   4
      Section 1.8   Required Vote...................................................   5
      Section 1.9   Voting; Proxies.................................................   5
      Section 1.10  Record Dates for Meetings and Other Purposes....................   5
      Section 1.11  List of Stockholders Entitled to Vote...........................   6
      Section 1.12  Inspectors of Election..........................................   6
      Section 1.13  Stockholders of Record..........................................   7

Article II -- BOARD OF DIRECTORS....................................................   7
      Section 2.1   Powers..........................................................   7
      Section 2.2   Number, Election, Term of Office and Qualifications.............   7
      Section 2.3   Resignation, Removal and Vacancies..............................   7
      Section 2.4   Newly Created Directorships.....................................   8
      Section 2.5   Annual Meeting..................................................   8
      Section 2.6   Regular Meetings................................................   8
      Section 2.7   Special Meetings................................................   8
      Section 2.8   Telephonic Meetings Permitted...................................   8
      Section 2.9   Quorum; Vote Required for Action................................   8
      Section 2.10  Organization of Meetings........................................   9
      Section 2.11  Action by Written Consent.......................................   9
      Section 2.12  Committees of the Board.........................................   9
      Section 2.13  Notices to Directors............................................   9
      Section 2.14  Waiver of Notice................................................  10
      Section 2.15  Compensation of Directors.......................................  10

Article III -- OFFICERS.............................................................  10
      Section 3.1   Officers........................................................  10
      Section 3.2   Term of Office; Resignation; Removal; Vacancies.................  11
      Section 3.3   Compensation of Officers........................................  11
      Section 3.4   Powers and Duties of Officers...................................  11
      Section 3.5   Chief Executive Officer.........................................  11
      Section 3.6   Chief Operating Officer.........................................  12
      Section 3.7   Chief Financial Officer.........................................  12
      Section 3.8   Chairman of the Board...........................................  12
      Section 3.9   President.......................................................  13

      Section 3.10  Vice Presidents......................................................  13
      Section 3.11  Treasurer............................................................  14
      Section 3.12  Secretary............................................................  14
      Section 3.13  General Counsel......................................................  14
      Section 3.14  Assistant Secretaries and Assistant Treasurers.......................  14

Article IV -- STOCK......................................................................  15
      Section 4.1   Certificates.........................................................  15
      Section 4.2   Lost, Stolen or Destroyed Certificates; Issuance of New Certificates.  15
      Section 4.3   Registration of Transfers............................................  16
      Section 4.4   The Stock Ledger.....................................................  16

Article V -- INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.................................  16
      Section 5.1   Right to Indemnification.............................................  16
      Section 5.3   Claims...............................................................  16
      Section 5.4   Nonexclusivity of Rights; Purchase of Insurance......................  17
      Section 5.5   Provisions Deemed a Contract.........................................  17
      Section 5.6   Conclusive Presumption...............................................  17
      Section 5.7   Other Indemnification................................................  17

Article VI -- MISCELLANEOUS PROVISIONS...................................................  17
      Section 6.1   Offices and Books and Records........................................  18
      Section 6.2   Fiscal Year..........................................................  18
      Section 6.3   Seal.................................................................  18
      Section 6.4   Form of Records......................................................  18
      Section 6.5   Signing of Checks, Notes, etc........................................  18
      Section 6.6   Voting of Shares in Other Companies..................................  18
      Section 6.7   Amendment of Bylaws..................................................  19

                                     BYLAWS

                                       OF

                   GRIFFITH MICRO SCIENCE INTERNATIONAL, INC.

                         AS AMENDED AND RESTATED AS OF

                               [ ________ ], 1998

                                 _____________



                                   ARTICLE I


                                  STOCKHOLDERS

     SECTION 1.1 ANNUAL MEETING. An annual meeting of stockholders shall be held at such place, date and hour as may be determined by resolution of the board of directors from time to time. At the annual meeting, the stockholders shall elect directors and transact such other business as may properly come before the meeting in accordance with Section 1.6 of these Bylaws.

     SECTION 1.2 SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the chairman of the board of the Corporation and shall be called by the president or the secretary at the request in writing of a majority of the members of the whole board of directors. Such request shall state the purpose or purposes of the proposed special meeting. Except as otherwise prescribed by the General Corporation Law of the State of Delaware or the Restated Certificate of Incorporation, special meetings of stockholders may not be called by any other person or persons. The date, time and place of any properly called special meeting shall be determined by the chairman of the board. The business transacted at any special meeting of stockholders shall be limited to the purpose or purposes for which the meeting is called which are stated in the Corporation's notice of the meeting pursuant to Section 1.3 of these Bylaws.

     SECTION 1.3 NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, annual or special, a written notice of the meeting shall be given to each stockholder entitled to vote at such meeting that shall state the place, date and hour of the meeting and the purpose or purposes for which the meeting is called. Unless otherwise provided by the General Corporation Law of the State of Delaware, the Restated Certificate of Incorporation or these Bylaws, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the records of the Corporation. Any meeting of stockholders as to which notice has previously been given may at any time prior to its commencement be canceled by resolution of the board of directors.

     SECTION 1.4 ADJOURNMENT OF MEETINGS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and, except as otherwise provided herein, notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     SECTION 1.5 QUORUM AT MEETINGS. Except as otherwise provided by the General Corporation Law of the State of Delaware, the Restated Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

     SECTION 1.6 NOMINATIONS AND BUSINESS AT MEETINGS. (a) Nominations of persons for election as directors of the Corporation at any meeting of stockholders called for the election of directors may be made by or at the direction of the board of directors or by a stockholder who is entitled to vote at such meeting and who complies with the applicable provisions of this Section
1.6. For a nomination of any person for election as a director of the Corporation to be properly made by a stockholder at any meeting, the stockholder must have given timely advance notice thereof in writing to the secretary of the Corporation and must be a stockholder of record at the time of the delivery of such notice.

     (b) At any annual meeting of stockholders, only business shall be conducted which has been properly brought before the meeting. To be properly brought before an annual meeting of stockholders, business must be specified in the notice of meeting given by, or at the direction of, the board of directors or otherwise properly brought before the meeting by or at the direction of the board of directors or by a stockholder who is entitled to vote at such meeting. For business to be properly brought before an annual meeting by a stockholder, the business must be a proper subject for stockholder action, and the stockholder must have given timely advance notice thereof in writing to the secretary of the Corporation and must be a stockholder of record at the time of the delivery of such notice.

     (c) To be timely, a stockholder's notice of his intention to nominate a person for election as a director at any meeting pursuant to paragraph (a) of this Section 1.6 or to bring other business before any annual meeting pursuant to paragraph (b) of this
Section 1.6 must in either case be delivered to or mailed, postage prepaid, and received by the secretary at the Corporation's headquarters:

           (i) for an annual meeting (other than the 1999 annual meeting), not less than 60, nor more than 90, days before the date on which the Corporation first mailed its proxy materials for the prior year's annual meeting; provided, however, that if the date of the current year's annual meeting has been advanced by more than 30 days from the date of the prior year's annual meeting, then such notice must be received by the secretary not later than the close of business on the tenth day following the date on which the Corporation first makes public disclosure of the date of the meeting; and

           (ii) for a special meeting, and for the 1999 annual meeting, not more than 90 days before the date of such meeting and not later than the later of 60 days before the date of the meeting and the close of business on the tenth day following the date on which the Corporation first makes public disclosure of the date of the meeting.

For purposes of this Section 1.6, "public disclosure" shall mean disclosure by the Corporation in a press release reported by the Dow Jones News Service or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

     (d) Any notice given by a stockholder pursuant to paragraph (a) of this
Section 1.6 shall set forth: (i) the name and address of the stockholder who intends to make the nomination, as they appear on the Corporation's stock ledger, and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the name, age, business address and, if known, residence address of the nominee; (iii) the principal occupation or employment of the nominee; (iv) the class and number of shares of stock of the Corporation which are beneficially owned by the nominee and by the nominating stockholder and any such beneficial owner on whose behalf the nomination is made; (v) any other information concerning the nominee that must be disclosed with respect to nominees in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act of 1934; (vi) the executed consent of the nominee to serve as a director of the Corporation, if elected; and (vii) whether the proponent intends or is part of a group which intends to solicit proxies from other stockholders in support of such nominations. The Corporation may require any such nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee to be a director of the Corporation.

     (e) Any notice given by a stockholder pursuant to paragraph (b) of this
Section 1.6 shall set forth (i) a brief description of the business which the stockholder desires to bring before the annual meeting, (ii) the name and address of the stockholder giving the notice, as they appear on the Corporation's stock ledger, and of the beneficial owner, if any, on whose behalf such notice is given, (iii) the class and number of shares of stock of the Corporation which are beneficially owned by the stockholder giving the notice and by any such beneficial owner; (iv) the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and any such beneficial owner; and (v) whether the proponent intends or is part of a group which intends to solicit proxies from other stockholders in support of such proposal. The Corporation may require any such stockholder to furnish such other information as may reasonably be required to determine whether any such proposed item of business is a proper subject for stockholder action.

     (f) In addition to, and not in limitation of, the provisions of this
Section 1.6, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to any nomination of a person for election as a director of the Corporation or with respect to the proposal of any other business, as the case may be, which such stockholder wishes to make or present at any meeting of stockholders of the Corporation.

     (g) Only persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw.

     SECTION 1.7 ORGANIZATION AND CONDUCT OF MEETINGS. (a) The chairman of the board of the Corporation shall be the chairman of, and shall preside at, all annual and special meetings of stockholders. In the event of the absence of the chairman of the board from any meeting of stockholders, the meeting will be presided over by the president of the Corporation or, in his or her absence, by a chairman designated by the board of directors, or in the absence of such designation by a chairman chosen by the meeting. The secretary of the Corporation shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     (b) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The board of directors of the Corporation may adopt by resolution such rules and regulations for the conduct of any or all meetings of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations, if any, as adopted by the board of directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the board of directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Except to the extent determined otherwise by the board of directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

     (c) The chairman of the meeting shall have the power and duty to determine whether a nomination of a person for election as a director of the Corporation or any other business proposed to be brought before the meeting was made or brought in accordance with the procedures set forth in Section 1.6 of these Bylaws and, if any proposed nomination or other business is not in such compliance, to declare that such defective nomination or proposal shall be disregarded.

     SECTION 1.8 REQUIRED VOTE. A plurality of the votes cast at any meeting for the election of directors shall be sufficient to elect. Except as otherwise provided by the rules and regulations of any stock exchange applicable to the Corporation, any other rule or regulation application to the Corporation or its securities, applicable law, the Restated Certificate of Incorporation or these Bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock which are present in person or by proxy and entitled to vote thereon.

     SECTION 1.9 VOTING; PROXIES. (a) Except as otherwise provided by law or by the Restated Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to that number of votes specified in the Restated Certificate for each share of stock of each class held by him, her or it which has voting power upon the matter in question.
Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him, her or it by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. To be valid, a proxy must be filed with the secretary of the Corporation or his or her representative at or before the time of the meeting at which it is intended that it be voted or acted upon. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering to the secretary of the Corporation a proxy in accordance with applicable law bearing a later date. Except as otherwise provided in the Restated Certificate of Incorporation or as determined by the chairman of the meeting, voting at any meeting of stockholders need not be by written ballot.

     SECTION 1.10 RECORD DATES FOR MEETINGS AND OTHER PURPOSES. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date: (1) in the case of a determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than 10 days from the date upon which the resolution fixing the record date is adopted by the board of directors; and (3) in the case of any other action, shall not be more than 60 days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the board of directors is required by law, shall be the first date on which a signed written consent setting for the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the board of directors is required by law, shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be the close of business on the day on which the board of directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     SECTION 1.11 LIST OF STOCKHOLDERS ENTITLED TO VOTE. The secretary of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting.

     SECTION 1.12 INSPECTORS OF ELECTION. By action of its board of directors the Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. In the same manner, the Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall: (i) ascertain the number of shares of capital stock of the Corporation outstanding at the record date for the meeting and the voting power of each such share;
(ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots; (iii) count all votes and ballots; (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and
(v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law or specified by the chairman of the meeting. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

     SECTION 1.13 STOCKHOLDERS OF RECORD. Except as otherwise provided by law, the stock ledger of the Corporation provided for by Section 4.4 of these Bylaws shall be the only evidence as to who are the stockholders of the Corporation entitled, upon compliance with any applicable provisions of the General Corporation Law of the State of Delaware: (i) to examine the stock ledger, any list of stockholders (including the list of stockholders referred to in Section 1.11 of these Bylaws) or the other books and records of the Corporation; and (ii) to vote in person or by proxy at any meeting of stockholders. The Corporation shall be entitled to treat the holder of record of any shares of stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law. All references in the Restated Certificate of Incorporation or these Bylaws, unless the context or the law otherwise requires, to "stockholders," "stockholders of record," "registered owners" and similar terms shall refer in each case, at a given date, only to the stockholders and the stock of the Corporation held by them as such information is set forth on the stock ledger of the Corporation as of such date.


                                   ARTICLE II


                               BOARD OF DIRECTORS

     SECTION 2.1 POWERS. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors of the Corporation, except as may be otherwise provided by law or the Restated Certificate of Incorporation.

     SECTION 2.2 NUMBER, ELECTION, TERM OF OFFICE AND QUALIFICATIONS. The number of directors constituting the whole board shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire board of directors, except that the number of directors shall not be less than three nor more than nine. Directors shall be elected at annual meetings of stockholders, and each director shall hold office until a successor is elected and qualified or until that director's earlier death, resignation, disqualification or removal. Directors need not be stockholders.

     SECTION 2.3 RESIGNATION, REMOVAL AND VACANCIES. Except as otherwise required by law or by the Restated Certificate of Incorporation, any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by the sole remaining director, as the case may be. If there are no directors in office, then an election of directors may be held in the manner provided by law. A director shall hold office until the next annual meeting of the stockholders and until such director's successor shall have been elected and qualified, or until such director's earlier death, resignation, disqualification or removal.

     SECTION 2.4 NEWLY CREATED DIRECTORSHIPS. A newly created directorship resulting from an increase in the number of directors shall be construed not to constitute a vacancy and shall be filled in the manner required by law.

     SECTION 2.5 ANNUAL MEETING. The first meeting of the board of directors following each annual meeting of stockholders shall be held immediately after, and at the same place as, such annual meeting of stockholders, and no notice of such meeting other than this Bylaw shall be necessary to any director, including any director elected at such annual meeting of stockholders, in order legally to constitute the meeting provided a quorum shall be present. In the event of the failure to hold such meeting of the board of directors at the time and place specified in the preceding sentence, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver of notice signed by those directors who did not attend such meeting.

     SECTION 2.6 REGULAR MEETINGS. Regular meetings of the board of directors, or of any committee thereof, may be held at such places within or without the State of Delaware and at such times as the board of directors or such committee may from time to time determine, and if so determined notices thereof need not be given.

     SECTION 2.7 SPECIAL MEETINGS. (a) Special meetings of the board of directors may be held at any time or place within or without the State of Delaware whenever called by the chairman of the board, the president or any two members of the board of directors. Notice of a special meeting of the board of directors shall be given by the person or persons calling the meeting, in the manner specified in Section 2.13 of these Bylaws, at least 24 hours before the special meeting.

     (b) Special meetings of any committee of the board of directors may be held at any time or place within or without the State of Delaware whenever called by the chairman of the board, the president or the chairman of the committee. Notice of a special meeting of any committee of the board of directors shall be given by the person calling the meeting, in the manner specified in Section 2.13 of these Bylaws, at least 24 hours before the special meeting.

     SECTION 2.8 TELEPHONIC MEETINGS PERMITTED. Members of the board of directors, or of any committee thereof, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.8 shall constitute presence in person at such meeting.

     SECTION 2.9 QUORUM; VOTE REQUIRED FOR ACTION. At all meetings of the board of directors a majority of the whole board of directors shall constitute a quorum for the transaction of business. Except in cases in which the Restated Certificate of Incorporation, these Bylaws or applicable law otherwise provides, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at a meeting until a quorum shall be present.

     SECTION 2.10 ORGANIZATION OF MEETINGS. Meetings of the board of directors shall be presided over by the chairman of the board, or in his or her absence by the vice chairman of the board, if any, or in his or her absence by the president (if he or she is also a director) or in their absence by a chairman chosen at the meeting. The secretary of the Corporation shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     SECTION 2.11 ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the Restated Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or such committee.

     SECTION 2.12 COMMITTEES OF THE BOARD. (a) The board of directors shall have such committees, if any, as the board of directors may designate, each such committee to consist of one or more of the directors of the Corporation as determined by the board of directors. The board of directors shall appoint the member or members of each such committee, who shall serve at the pleasure of the board, and shall designate one member of the committee to be its chairman. Each such committee, to the extent permitted by law and provided in the resolution of the board of directors designating it, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation. Each such committee may authorize the seal of the Corporation to be affixed to all papers which may require it.

     (b) The board of directors may designate one or more directors as alternate members of any committee of the board of directors, who may replace any absent or disqualified member at any meeting of the committee. In addition, in the absence or disqualification of a member of any committee of the board of directors, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member.

     (c) Unless the board of directors otherwise provides, the executive committee and each other committee, if any, designated by the board of directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the board of directors conducts its business pursuant to this Article
II. Each of the committees shall keep minutes of all of its meetings which shall be open to the inspection of any director at any time.

     SECTION 2.13 NOTICES TO DIRECTORS. (a) All notices to directors shall be in writing and shall be delivered by hand or sent by facsimile transmission ("fax") or mail to the directors at their respective addresses or fax numbers most recently furnished by each of them in writing to the secretary of the Corporation. Any notice delivered by hand to such address of a director shall be deemed to have been given on the day it is so delivered at such address, provided that if such day is not a business day then the notice shall be deemed to have been given on the business day next following such day. Any notice sent by fax to such fax number of a director shall be deemed to have been given on the date and time the fax is sent if transmitted during normal business hours on a business day or otherwise shall be deemed to have been given at the normal opening of business on the business day next following the date of its transmission. Any notice sent by mail to such address of a director shall be deemed to have been given when the notice is deposited in the United States mail, postage prepaid. For purposes of this Bylaw, the term "business day" means any day other than a Saturday, Sunday or official national holiday in the United States.

     (b) Notice to any member or alternate member of any committee of the board of directors, in his or her capacity as a committee member, may be given in the same manner as that specified in paragraph (a) for notices to directors as such; notice to any committee member may also be given orally, in person or by telephone, and in any such case shall be deemed to be given when actually received by the committee member.

     SECTION 2.14 WAIVER OF NOTICE. Whenever any notice is required to be given to a director under the provisions of any statute, the Restated Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the director entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a director at a meeting of the board of directors or any committee thereof shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 2.15 COMPENSATION OF DIRECTORS. Each director of the Corporation shall be entitled to receive such compensation on such bases for his or her services as a director and as a member of any standing or special committee of the board of directors as the board of directors by resolution may from time to time determine. In addition, each director, whether or not an employee of the Corporation, shall be entitled to reimbursement for all expenses reasonably incurred by him or her in connection with attending any meeting of the board of directors or of any committee thereof.

                                  ARTICLE III


                                    OFFICERS

     SECTION 3.1 OFFICERS. The officers of the Corporation shall be a chairman of the board, a president, one or more vice presidents (the number and designation thereof to be determined by the board of directors), a treasurer, a secretary and a general counsel. The board of directors shall designate either the chairman of the board or the president as the chief executive officer of the Corporation, and it may designate the same or one or more other officers as the chief operating officer and the chief financial officer of the Corporation. The officers of the Corporation shall be elected by the board of directors; provided, however, that in its discretion, the board of directors may leave any such office unfilled. The board of directors may also from time-to-time elect such other officers of the Corporation, including without limitation one or more vice chairmen of the board, assistant treasurers, assistant controllers and assistant secretaries, as it shall deem advisable. Any two or more offices may be held by the same person. No officer other than the chairman of the board and any vice chairman of the board need be a director of the Corporation.

     SECTION 3.2 TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. Each officer of the Corporation shall hold office until the first meeting of the board of directors after the annual meeting of stockholders of the Corporation next succeeding his or her election, and until his or her successor is elected, or until his or her earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation, but such resignation shall be without prejudice to the contractual rights of the Corporation, if any, with such officer. The board of directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the board of directors at any regular or special meeting thereof.

     SECTION 3.3 COMPENSATION OF OFFICERS. The salaries and other compensation (including, without limitation, bonuses and similar supplemental payments) of the officers of the Corporation shall be fixed or approved from time to time by or under the direction of the board of directors.

     SECTION 3.4 POWERS AND DUTIES OF OFFICERS. Each of the officers of the Corporation shall have such powers and perform such duties in the management of the Corporation as are prescribed or assigned in these Bylaws or as may be prescribed or assigned from time to time by the board of directors or by the officer of the Corporation to whom he or she reports and, to the extent not so prescribed or assigned, as generally pertain to his or her office, subject to the control of the board of directors. The board of directors may require any officer, agent or employee to give security for the faithful performance of his or her duties in such form and amount as the board of directors shall determine. Nothing in any other provision of this Article III is intended to limit the generality of this Section 3.4.

     SECTION 3.5 CHIEF EXECUTIVE OFFICER. (a) The chief executive officer of the Corporation, who shall be designated by the board of directors and who shall be either the chairman of the board or the president of the Corporation, shall have general and active authority, control and supervision over the business, property and affairs of the Corporation, subject to the board of directors. The chief executive officer shall report to the board of directors. He or she shall keep the board of directors fully informed, and shall freely consult it, concerning the business and affairs of the Corporation, and he or she shall see that all orders and resolutions of the board of directors are carried out.

     (b) In the absence or disability of the chief executive officer, or in case of an unfilled vacancy in that position, until such time as the board of directors shall designate his or her successor, his or her duties shall be performed and his or her powers shall be exercised by (i) whichever officer, either the chairman of the board or the president, who is not then the designated chief executive officer of the Corporation or (ii) in the absence or disability of such officer or in the case of an unfilled vacancy in that office, by other elected or appointed officers of the Corporation who are also directors of the Corporation, if any, in the order of their election or appointment.

     SECTION 3.6 CHIEF OPERATING OFFICER. The chief operating officer of the Corporation, if one is designated by the board of directors, shall be in general and active charge of the day-to-day operations and business of the Corporation. Unless otherwise expressly provided by the board of directors, he or she shall report to the chief executive officer. He or she shall keep the chief executive officer and, when and as requested by it, the board of directors fully informed concerning the day-to-day operations and business of the Corporation.

     SECTION 3.7 CHIEF FINANCIAL OFFICER. The chief financial officer of the Corporation, if one is designated by the board of directors, shall be the principal financial officer and the principal accounting officer of the Corporation and have responsibility for all of its financial affairs. In that capacity, he or she shall: (i) protect the cash, securities, receivables and other financial resources of the Corporation, have responsibility for investment, receipt, custody and disbursement of such resources, and establish policies for granting credit to customers; (ii) maintain the creditworthiness of the Corporation; (iii) procure capital as required by the Corporation from such sources as he or she deems appropriate, including without limitation long-term bank borrowings or the public or private sale of debt or equity securities of the Corporation, and maintain adequate sources for the Corporation's short-term financing requirements; (iv) maintain the Corporation's banking relationships; (v) administer the accounting policies of the Corporation and the internal controls with respect to its financial affairs; and (vi) supervise the preparation and maintenance of the Corporation's books of account, and have access to all records of the Corporation. He or she shall supervise the preparation and maintenance, on a current basis, of such accounting books, records and reports as may be necessary for the directors, officers and employees of the Corporation to discharge their respective duties or as may be required by applicable law or regulation. He or she shall be responsible for implementing the internal controls established by or under the direction of the board of directors with respect to the financial affairs of the Corporation. Unless otherwise expressly provided by the board of directors, he or she shall report to the chief executive officer. He or she shall keep the chief executive officer and, when and as requested by it, the board of directors fully informed concerning the financial affairs of the Corporation.

     SECTION 3.8 CHAIRMAN OF THE BOARD. The chairman of the board shall act as chairman of, and preside at, all meetings of the stockholders and the board of directors of the Corporation; provided, however, that he or she may delegate to the president the authority and duty to act as chairman of, and preside at, any particular meeting of stockholders. The chairman of the board shall consult with the other directors and officers of the Corporation. If he or she has been so designated by the board of directors, the chairman of the board shall have those powers and duties conferred by these Bylaws upon the chief executive officer of the Corporation. He or she may sign with the secretary or any other officer of the Corporation thereunto authorized, certificates for shares or other securities of the Corporation, the issuance of which shall have been duly authorized by the board of directors. He or she shall have the authority to execute, by and on behalf of the Corporation, deeds, mortgages, bonds, contracts or other agreements and instruments, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise signed or executed.

     SECTION 3.9 PRESIDENT. If he or she is a director, the president shall, in the absence of the chairman of the board, preside at all meetings of the board of directors. If the chairman of the board has been designated the chief executive officer of the Corporation, then unless otherwise expressly provided by the board of directors, the president shall report to him or her. If he or she has been so designated by the board of directors, the president shall have those powers and duties conferred by these Bylaws upon the chief executive officer of the Corporation. If no chief operating officer has been designated by the board of directors, the president shall have those powers and duties conferred on the chief operating officer of the Corporation by these Bylaws.

     In the absence of the chairman of the board, or in the event of his or her inability or refusal to act, the president shall perform the duties of the chairman of the board and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chairman of the board. The president may sign with the secretary or any other officer of the Corporation thereunto authorized, certificates for shares or other securities of the Corporation, the issuance of which shall have been duly authorized by the board of directors.
He or she shall have the power to execute, by and on behalf of the Corporation, deeds, mortgages, bonds, contracts or other agreements and instruments, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise signed or executed.

     SECTION 3.10 VICE PRESIDENTS. In the absence of the president, or in the event of his or her inability or refusal to act, the vice president (or if there be more than one, first the executive vice presidents, then the senior vice presidents and then the vice presidents in the order designated by the board of directors, or in the absence of such designation, then in the order of their election or in the order named for election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Each vice president who is elected as such with respect to a particular area of responsibility or function of the Corporation shall, subject to the authority of the chief executive officer and any chief operating officer, perform all duties and have all authority pertaining to the general and active management of such area or function and shall see that all orders and resolutions of the board of directors, the chief executive officer or any chief operating officer pertaining to such area or function are carried into effect. Unless otherwise expressly provided by these Bylaws, by the board of directors or by the chief executive officer, each vice president shall report to the president of the Corporation. Each vice president may sign with the secretary or any other officer thereunto authorized, certificates for shares or other securities of the Corporation, the issuance of which shall have been duly authorized by the board of directors. Each vice president shall have the power to execute, by and on behalf of the Corporation, deeds, mortgages, bonds, contracts or other agreements and instruments, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise signed or executed.

     SECTION 3.11 TREASURER. The treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation, and the deposit of all moneys and other valuable effects in the name and to the credit of the Corporation in such banks, trust companies or other depositories as shall be selected or approved by or in accordance with resolutions of the board of directors. He or she shall be responsible for the disbursement of the funds of the Corporation only upon vouchers duly processed and under such rules and regulations as the board of directors may from time to time adopt. Unless otherwise expressly provided by the board of directors or the chief executive officer, the treasurer shall report to the chief financial officer of the Corporation, if one has been designated by the board of directors. He or she may sign, with the chairman of the board, the president or any vice president, certificates for shares or other securities of the Corporation, the issuance of which shall have been duly authorized by the board of directors.

     SECTION 3.12 SECRETARY. The secretary shall: (i) attend and keep the minutes of all meetings of the stockholders, the board of directors and such committees of the board of directors as the board of directors may specify;
(ii) be custodian and have general charge of all corporate records (including, without limitation, the stock ledger and all stock transfer books and other stockholder records), contracts, papers, correspondence, instruments, documents and books of the Corporation except those required by these Bylaws or the board of directors to be kept and maintained by other officers of the Corporation;
(iii) see that all notices are duly given by the Corporation in accordance with the provisions of these Bylaws or as required by law; (iv) be custodian of the seal of the Corporation and see that the seal of the Corporation is affixed to all securities and documents of the Corporation, the execution of which on behalf of the Corporation under its seal is necessary or desirable; (v) have authority to sign, with the chairman of the board, the president or any vice president certificates for shares or other securities of the Corporation, the issuance of which shall have been duly authorized by the board of directors;
(vi) attest to the genuineness of the signature on behalf of the Corporation of any officer or agent of the Corporation on any deeds, mortgages, bonds, contracts or other instruments; and (vii) certify the authenticity of any instrument or record of the Corporation or of any resolution of the stockholders, the board of directors or any committee of the board of directors of the Corporation.

     SECTION 3.13 GENERAL COUNSEL. The general counsel shall be the chief legal officer of and advisor to the Corporation as to all matters affecting the Corporation or its business. He or she shall have authority to issue any legal opinion which he or she deems appropriate with respect to the Corporation or any aspect of its business or affairs. He or she shall supervise the provision of legal advice and counsel to the board of directors, the officers and the employees and agents of the Corporation with respect to all matters pertaining to the Corporation and its business, and he or she shall be responsible for supervising the prosecution of all claims made by the Corporation and the defense of all claims made upon or against the Corporation. Unless otherwise expressly provided by the board of directors or the chief executive officer, the general counsel shall report to the chief executive officer of the Corporation.

     SECTION 3.14 ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretary and assistant treasurer (or if in either case there be more than one, in each case in the order determined by the board of directors, or if there be no such determination, then in each case in the order of their election or appointment) shall, in the absence of the secretary or the treasurer, as the case may be, or the inability or refusal of the secretary or the treasurer, as the case may be, to act, perform the duties and exercise the powers of the secretary or the treasurer, as the case may be. Each assistant secretary may sign with the chairman of the board, the president, or a vice president certificates for shares or other securities of the Corporation, the issuance of which shall have been duly authorized by the board of directors, may attest to the genuineness of the signature on behalf of the Corporation of any officer or agent of the Corporation on any deeds, mortgages, bonds, contracts or other instruments and may certify the authenticity of any instrument or record of the Corporation. Each assistant treasurer may sign with the chairman of the board, the president or a vice president, certificates for shares or other securities of the Corporation, the issuance of which shall have been duly authorized by the board of directors. Each assistant secretary shall report to the secretary and each assistant treasurer shall report to the treasurer.


                                   ARTICLE IV


                                     STOCK

     SECTION 4.1 CERTIFICATES. (a) Every holder of stock of the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by, the chairman of the board, a vice chairman of the board or the president or vice president and the secretary or an assistant secretary or treasurer or an assistant treasurer of the Corporation, certifying the number of shares owned by the holder in the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if he, she or it was such officer, transfer agent or registrar at the date of issue.

     (b) If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate a statement that the Corporation will furnish, without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

     SECTION 4.2 LOST, STOLEN OR DESTROYED CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Corporation, when authorized to do so by the board of directors, which authorization may be general or confined to specific instances, may issue a new certificate of stock in place of any certificate representing shares theretofore issued by the Corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate for such shares to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or certificates, the Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or the legal representative of the owner, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation in connection with the certificate alleged to have been lost, stolen, or destroyed.

     SECTION 4.3 REGISTRATION OF TRANSFERS. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, the Corporation or its transfer agent shall cancel the old certificate, record the transaction upon the stock records of the Corporation and issue a new certificate or certificates to the person or persons entitled thereto.

     SECTION 4.4 THE STOCK LEDGER . The name and address of each holder of shares of stock of the Corporation and the number of shares of each class or series so held by such holder shall be recorded on the Corporation's stock ledger. Each such holder shall be the holder of record of such shares of the Corporation for all purposes.


                                   ARTICLE V


                  INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

     SECTION 5.1 RIGHT TO INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The rights of certain persons to receive indemnification and advancement of expenses from the Corporation shall be as set forth in Article Eighth of the Corporation's Restated Certificate of Incorporation. Capitalized terms used but not otherwise defined in this Article V shall have the meaning given to them in Article Eighth of the Restated Certificate of Incorporation.

     SECTION 5.2 CLAIMS. If a claim for indemnification or advancement of expenses under Article Eighth of the Restated Certificate of Incorporation or this Article V is not paid in full by or on behalf of the Corporation within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid by the Corporation an additional amount equal to the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person was not entitled to the requested indemnification or payment of expenses under applicable law. Neither the failure of the Corporation (including its board or independent legal counsel) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its board, its independent legal counsel and its stockholders) that such Covered Person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such Covered Person is not so entitled.

     SECTION 5.3 NONEXCLUSIVITY OF RIGHTS; PURCHASE OF INSURANCE. (a) The rights conferred on any Covered Person by Article Eighth of the Restated Certificate of Incorporation or this Article V shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, the Restated Certificate of Incorporation, these Bylaws, any agreement, any vote of stockholders or disinterested directors or otherwise. Any amendment or repeal of any provision of Article Eighth of the Restated Certificate of Incorporation or this Article V shall not limit the right of any person to indemnity or advancement of expenses with respect to actions taken or omitted to be taken by such person prior to such amendment or repeal.

     (b) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Section 145 of the General Corporation Law of the State of Delaware.

     SECTION 5.4 PROVISIONS DEEMED A CONTRACT. The provisions of Article Eighth of the Restated Certificate of Incorporation and this Article V shall constitute a contract between the Corporation, on the one hand, and each director and officer of the Corporation who serves in such capacity at any time while either of Article Eighth of the Restated Certificate of Incorporation and this Article V is in effect and any other person entitled to indemnification hereunder, on the other hand, pursuant to which the Corporation and each such Covered Person intend to be, and shall be, legally bound. No repeal or modification of any provision of Article Eighth of the Restated Certificate of Incorporation or this Article V shall affect any rights or obligations with respect to any state of facts then or theretofore existing or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

     SECTION 5.5 CONCLUSIVE PRESUMPTION. For purposes of Article Eighth of the Restated Certificate of Incorporation and this Article V, any director or officer of the Corporation serving in any capacity (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan or trust of the Corporation or any corporation referred to in clause (a), shall in either case be conclusively presumed to be doing so at the request of the Corporation.

     SECTION 5.6 OTHER INDEMNIFICATION. The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee, trustee or agent of another entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other entity.

                                   ARTICLE VI


                            MISCELLANEOUS PROVISIONS

     SECTION 6.1  OFFICES AND BOOKS AND RECORDS.   (a) The registered office of
the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

     (b) The Corporation may have offices at such other places, both within and outside the State of Delaware, as the board of directors may from time to time designate or as the business of the Corporation may require.

     (c) The books and records of the Corporation may be kept at the Corporation's headquarters at Oak Brook, Illinois and at such other locations outside the State of Delaware as may be from time to time designated by the board of directors.

     SECTION 6.2 FISCAL YEAR. The fiscal year of the Corporation shall begin on the first day of October in each year.

     SECTION 6.3 SEAL. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     SECTION 6.4 FORM OF RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, computer entry, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

     SECTION 6.5 SIGNING OF CHECKS, NOTES, ETC. All checks, drafts, bills of exchange, notes or other obligations or orders for the payment of money shall be signed by such officer or officers or employee or employees of the Corporation and in such manner as shall from time to time be determined by resolution of the board of directors or by any officer of the Corporation authorized by resolution of the board of directors to make such determinations.

     SECTION 6.6 VOTING OF SHARES IN OTHER COMPANIES. Unless otherwise expressly ordered by the board of directors, any one of the chairman of the board, the president or any vice president of the Corporation shall have full power and authority, on behalf of the Corporation, to consent to or approve of any action by, and to attend, act and vote at any meeting of stockholders or similar equity owners of, any Corporation in which the Corporation may hold shares of stock or similar equity interests and in giving such consent or approval or at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such shares or similar equity interests and which, as the holder thereof, the Corporation might possess and exercise if personally present, and may exercise such power and authority through the execution of proxies or may delegate such power and authority to any other officer, agent or employee of the Corporation. Provided that the transfer thereof has been authorized by the board of directors or the chief executive officer, certificates or similar instruments representing shares or similar

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equity interests owned by the Corporation in other companies may be endorsed for transfer on behalf of the Corporation by any one of the officers of the Corporation referred to in the preceding sentence.

     SECTION 6.7 AMENDMENT OF BYLAWS. These Bylaws may be altered, amended or repealed, or new Bylaws may be adopted, by the board of directors. Any Bylaws adopted by the board of directors may be altered, amended or repealed by the stockholders, and the stockholders may make additional Bylaws, at any annual meeting or at any special meeting, provided that notice of such proposed alteration, amendment or repeal or new Bylaw shall have been given in the notice of the meeting. No such altered or amended or new Bylaw shall be inconsistent with any provision of the Restated Certificate of Incorporation.



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